SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)      January 20, 1999
                                                 ------------------------


                          PEDIATRIX MEDICAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                     Florida
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                 (State or other jurisdiction of incorporation)


           0-26762                              65-0271219
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  (Commission File Number)           (IRS Employer Identification No.)


                          1455 North Park Drive
                         Ft. Lauderdale, Florida           33326
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (954) 384-0175
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On January 20, 1999, Pediatrix Medical Group, Inc. (the "Registrant") announced a two-for-one split of the Registrant's common stock. A copy of the press release issued by the Registrant on January 20, 1999 is attached as Exhibit 99.1 hereto and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

         (a)    Financial Statements of Business Acquired.

                Not Applicable.

         (b)    Pro Forma Financial Information.

                Not Applicable.

         (c)    Exhibits

                99.1     Press Release of the Registrant dated January 20, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PEDIATRIX MEDICAL GROUP, INC.



Date:  February 1, 1999                     By: /s/ Karl B. Wagner
                                                ----------------------------
                                                     Karl B. Wagner
                                                     Chief Financial Officer





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                                  EXHIBIT INDEX
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99.1              Press release of the Registrant dated January 20, 1999.